SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT UNDER SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): March 17, 2005

MC SHIPPING INC.
(Exact name of the registrant as specified in its charter)
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LIBERIA	1-10231	98-0101881
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
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Richmond House, 12 Par-la-ville Road, Hamilton HM CX. Bermuda
(Address of principal executive offices)
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441-295-7933
(Registrant's telephone number, including area code)
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Not Applicable
(former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On March 17, 2005, MC Shipping Inc issued a press release announcing share repurchase program, which is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and exhibits

On March 18, 2005, MC Shipping issued a press release announcing its 2004 year end results and company outlook for 2005, which is attached as Exhibit 99.2 hereto

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Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MC SHIPPING INC.

Date: March 21, 2005	/S/ A.S. CRAWFORD
Antony S. Crawford
Chief Executive Officer
(Principal Executive Officer)